UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2019 (August 23, 2019)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 23, 2019, the Board of Directors of NN, Inc. (the “Company”) appointed Thomas D. DeByle as the Company’s Senior Vice President and Chief Financial Officer, effective as of his employment start date, which is anticipated to be on or before September 23, 2019 (the “Start Date”).

In connection with Mr. DeByle’s appointment, the Company and Mr. DeByle entered into a letter of understanding and relocation agreement, effective as of August 23, 2019 (the “Letter of Understanding”), setting forth the terms of his employment, compensation and relocation benefits. Pursuant to the Letter of Understanding, Mr. DeByle’s annual base salary will be $515,000, and he will be eligible to receive a one-time conditional equity grant as an inducement to his employment with the Company. In addition, Mr. DeByle will be eligible to receive (i) an annual incentive award based on a target amount of 70% of his annual base salary under the Company’s Executive Incentive Compensation Program, and (ii) long-term incentive awards based on a target amount of 170% of his annual base salary under the Company’s Long-Term Incentive Program. Mr. DeByle’s long-term incentive compensation will be divided equally among performance stock units that vest based on the Company’s total shareholder return, performance stock units that vest based on the Company’s return on invested capital and restricted stock awards, all of which will vest over a three-year period from the time of grant. Further, pursuant to the Letter of Understanding, Mr. DeByle will receive certain relocation benefits, including reimbursement for temporary living expenses, real estate closing costs, certain moving expenses and one home-finding trip, subject to Mr. DeByle’s continued employment and other limitations set forth in the Letter of Understanding.

Prior to joining the Company, Mr. DeByle, 59, served as Vice President, Chief Financial Officer and Treasurer of Standex International Corporation, a global, multi-industry manufacturer, from March 2008 to August 2019, where he was responsible for external reporting, financial planning and analysis, treasury, tax, internal audit, information technology, risk management and investor relations. Prior to joining Standex, Mr. DeByle spent more than six years at Ingersoll Rand, a leading diversified industrial firm, where he held a series of financial management positions of increasing responsibility culminating in his appointment as Chief Financial Officer for the Compact Vehicle Technology Sector, which had annual sales of $2.9 billion and included the Club Car and Bobcat product brands. Mr. DeByle’s tenure at Ingersoll Rand also included serving as vice president of finance for the company’s Climate Control Sector, which included the Thermo King and Hussmann business units in Europe. Prior to his employment at Ingersoll Rand, Mr. DeByle spent five years working for the Enerpac division of Actuant Corporation in senior financial management positions in both the United States and Europe. Earlier in his career, DeByle worked for five years at Milwaukee-based Johnson Controls and six years at two regional public accounting firms. Mr. DeByle holds a Master of Business Administration Degree from Marquette University in Milwaukee, Wisconsin and a Bachelor of Science Degree from St. Norbert College in DePere, Wisconsin.

The Company will enter into its standard form of separation agreement with Mr. DeByle (the “Separation Agreement”) as of the Start Date. Under the Separation Agreement, if terminated without cause, Mr. DeByle would continue to receive his annual salary, paid on a monthly basis, for eighteen months from the date of termination, plus a lump sum payment of $12,000 as a transition assistance payment. The Separation Agreement also includes a non-competition term that ends two years after the conclusion of his employment with the Company. Further, under the Separation Agreement, if terminated within two years following a change of control (i.e., a “double-trigger”), as defined therein, he will receive: (i) a lump sum payment equal to the sum of two-times his base salary (as of the date of termination) plus his target bonus; (ii) a lump sum payment equal to the target annual bonus to which he would have been entitled for the year of termination, if any, pro-rated for the portion of the year during which he was employed with the Company; and (iii) a lump sum payment of $12,000 as a transition assistance payment.

The Company will enter into its standard form of indemnification agreement with Mr. DeByle (the “Indemnification Agreement”) as of the Start Date. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. DeByle under the circumstances and to the extent provided for therein, for certain expenses incurred by him in any action or proceeding arising out of his service as an officer of the Company, any subsidiary of the Company or any other company or enterprise to which he provides services at the Company’s request.

The foregoing descriptions of the terms of the Letter of Understanding, the Separation Agreement and Indemnification Agreement are only summaries and are qualified in their entirety by the full text of (i) the Letter of Understanding, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Separation Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and (iii)  the Indemnification Agreement, the form of which was previously filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-3/A, as originally filed on July 15, 2002, each of which are incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On August 27, 2019, the Company issued a press release regarding Mr. DeByle’s appointment. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the press releases, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter of Understanding and Relocation Agreement, effective as of August 23, 2019, by and between NN, Inc. and Thomas DeByle

10.2	Form of Separation Agreement

10.3	Form of Indemnification Agreement (filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-3/A, as originally filed on July 15, 2002 and incorporated herein by reference)

99.1	Press Release issued by NN, Inc. dated August 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2019

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel